BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock iShares® Alternative Strategies V.I. Fund
BlackRock iShares® Dynamic Allocation V.I. Fund
BlackRock iShares® Equity Appreciation V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 28, 2016
to the Prospectus of each Fund, dated May 1, 2016

Effective immediately, iShares® MSCI Global Gold Miners ETF is added as an eligible underlying fund for the Funds.

The section in the Prospectus of each Fund entitled “Details About the Fund — Information About the ETFs” is hereby amended to add the below to the subsection entitled “ETFs.”

Fund Name iShares® MSCI Global Gold Miners ETF

Investment Objective and Principal Investment Strategies

The fund seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining.

The fund seeks to track the investment results of the MSCI ACWI Select Gold Miners Investable Market Index (IMI) (the “Underlying Index”), which has been developed by MSCI Inc. (“MSCI”) to measure the combined performance of equity securities of companies primarily engaged in the business of gold mining in both developed and emerging markets. MSCI begins with the MSCI ACWI Investable Market Index (IMI), and then selects securities of companies that are primarily focused on the exploration and production of gold, and companies that generally do not engage in hedging activity with respect to gold prices. The price of the equity securities of these companies and the price of gold may not always be closely correlated. The Underlying Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not cumulatively exceed 50% of the Underlying Index weight. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include gold mining and materials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time. As of June 30, 2015, the Underlying Index consisted of companies in the following nine countries or regions: Australia, Canada, China, Hong Kong, Peru, South Africa, Turkey, the United Kingdom and the United States. The fund, under normal market conditions, will invest at least 40% of its assets in issuers organized or located outside the United States or doing business outside the United States.

Shareholders should retain this Supplement for future reference.

PRO-VAR-IS-0616SUP